UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 4, 2016

ATRM Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	001-36318	41-1439182
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5215 Gershwin Ave. No., Oakdale, Minnesota	55128
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 704-1800

N/A
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [  ]

Explanatory Note

On October 11, 2016, ATRM Holdings, Inc. (“ATRM” or the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report that the Company had acquired certain assets of EdgeBuilder Wall Panels, Inc. and Glenbrook Lumber & Supply, Inc. (collectively, the “Sellers”) through the Company’s wholly-owned subsidiaries EdgeBuilder, Inc. (“EdgeBuilder”) and Glenbrook Building Supply, Inc. (“Glenbrook”), respectively, pursuant to the terms of an Asset Purchase Agreement, dated as of October 4, 2016 (the “Purchase Agreement”), by and among the Company, EdgeBuilder, Glenbrook, the Sellers and the individual owners of the Sellers. Glenbrook and EdgeBuilder purchased certain assets and assumed certain liabilities related to the Sellers’ businesses of selling lumber and building supplies and manufacturing and selling prefabricated wall panels for commercial and residential construction applications and permanent wood foundation systems for residential buildings. The acquired businesses were historically managed and continue to be managed by a common management team and are referred to on a combined basis as “EBGL”.

This Amendment No. 1 to the Initial Form 8-K amends and supplements Item 9.01 of the Initial Form 8-K to provide the required financial statements and pro forma financial information under Item 9.01(a) and (b).

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited combined financial statements of Glenbrook Lumber & Supply, Inc. and EdgeBuilder Wall Panels, Inc. as of and for the years ended December 31, 2015 and 2014 are attached as Exhibit 99.1.

The unaudited condensed combined financial statements of Glenbrook Lumber & Supply, Inc. and EdgeBuilder Wall Panels, Inc. as of and for the nine months ended September 30, 2016 and 2015 are attached as Exhibit 99.2.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined consolidated Balance Sheet and Statement of Operations as of and for the nine months ended September 30, 2016 and Statement of Operations for the year ended December 31, 2015 are attached as Exhibit 99.3.

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of Boulay PLLP.

99.1	Audited combined financial statements of Glenbrook Lumber & Supply, Inc. and EdgeBuilder Wall Panels, Inc. as of and for the years ended December 31, 2015 and 2014.

99.2	Unaudited condensed combined financial statements of Glenbrook Lumber & Supply, Inc. and EdgeBuilder Wall Panels, Inc. as of and for the nine months ended September 30, 2016 and 2015.

99.3	Unaudited pro forma condensed combined consolidated financial statements of ATRM Holdings, Inc., Glenbrook Lumber & Supply, Inc. and EdgeBuilder Wall Panels, Inc., as of and for the nine months ended September 30, 2016 and for the year ended December 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATRM HOLDINGS, INC.

Dated: May 26, 2017	By:	/s/ Stephen A. Clark
	Name:	Stephen A. Clark
	Title:	Chief Financial Officer